UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2006 (May 18, 2006)

Sepracor Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19410	22-2536587
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

84 Waterford Drive	01752
Marlborough, MA
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 481-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

Amendment to 2000 Stock Incentive Plan

On May 18, 2006, the stockholders of Sepracor Inc. (the “Company”) approved an amendment (the “Plan Amendment”) to the Company’s 2000 Stock Incentive Plan (the “Plan”). Pursuant to the Plan Amendment, the number of shares of the Company’s common stock reserved for issuance under the Plan was increased from 9,500,000 shares to 11,500,000 shares. The Plan remained unchanged in all other respects. The Plan, as amended by the Plan Amendment, will be filed as an exhibit to the Company’s Form 10-Q for the quarter ended June 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sepracor Inc.

Date: May 24, 2006	By:	/s/ Robert F. Scumaci
Name: Robert F. Scumaci
Title: Executive Vice President, Finance and Administration